Exhibit 1


                            JOINT REPORTING AGREEMENT
                                       AND
                                POWER OF ATTORNEY



          WHEREAS, the statement or amended statement of Schedule 13D (the "Joint Statement") to which this joint reporting agreement and power of attorney (the "Agreement") is an exhibit is being filed on behalf of two or more persons (collectively, the "Reporting Persons"); and

          WHEREAS, the Reporting Persons prefer to file the Joint Statement on behalf of all of the Reporting Persons rather than individual statements on
Schedule 13D on behalf of each of the Reporting Persons;

          NOW THEREFORE, the undersigned hereby agree as follows with each of the other Reporting Persons:

          1. Each of the Reporting Persons is responsible for the timely filing of the Joint Statement and any amendments thereto.

          2. Each of the Reporting Persons is responsible for the completeness and accuracy of the information concerning such Reporting Person contained in the Joint Statement.

          3. None of the Reporting Persons is responsible for the completeness or accuracy of the information concerning the other Reporting Persons contained in the Joint Statement, unless such Reporting Person knows or has reason to believe that such information is inaccurate.

          4. The undersigned agrees that the Joint Statement is, and any amendment thereto will be, filed on behalf of each of the Reporting Persons.

          5. Each of Furman Selz SBIC, L.P., Furman Selz SBIC Investments, LLC and Furman Selz Investments, LLC hereby appoints Brian P. Friedman and James L. Luikart, and each of them individually, as attorneys-in-fact with authority to execute and deliver on behalf of it any and all documents (including any amendments thereto) required to be filed or otherwise executed and delivered by it pursuant to the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, all other federal, state and local securities and corporation laws, and all regulations promulgated thereunder.

          6. Each of ING Baring Furman Selz LLC, ING Merger, Inc., ING (U.S.) Financial Holdings Corporation, ING Bank N.V., ING Groep N.V., Saugatuck Partners, L.P., Saugatuck International Ltd., Furman Selz Management (BVI) Ltd., Fairway Capital Partners, L.P., FSIP LLC, Furman Selz Capital Management LLC and ING Furman Selz Asset Management LLC hereby appoints Robert Miller as attorney-in-fact with authority to execute and deliver on behalf of it any and all documents (including any amendments thereto) required to be filed or otherwise executed and delivered by it pursuant to the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, all other federal, state and local securities and corporation laws, and all regulations promulgated thereunder.

          7. Each of Brian P. Friedman, James L. Luikart and Edmund Hajim hereby appoints Brian P. Friedman, James L. Luikart and Edmund Hajim, and each of them individually, as attorney-in-fact with authority to execute and deliver on his behalf any and all documents (including any amendments thereto) required to be filed or otherwise executed and delivered by him pursuant to the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, all other federal, state and local securities and corporation laws, and all regulations promulgated thereunder.

          8. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

 Dated:  March 4, 1999

                                 FURMAN SELZ SBIC, L.P.

                                 By: /s/ Brian P. Friedman
                                     ---------------------------
                                     Name:  Brian P. Friedman
                                     Title: President of General Partner

                                 FURMAN SELZ SBIC INVESTMENTS, LLC

                                 By: /s/ Brian P. Friedman
                                     ------------------------------
                                     Name:  Brian P. Friedman
                                     Title: President

                                 FURMAN SELZ INVESTMENTS, LLC

                                 By: /s/ Brian P. Friedman
                                     -------------------------------
                                     Name:  Brian P. Friedman
                                     Title: President

                                 ING BARING FURMAN SELZ LLC

                                 By: /s/ Steven Blecher
                                     ------------------------------
                                     Name:  Steven Blecher
                                     Title: Vice Chairman

                                 ING MERGER, INC.

                                 By: /s/ Steven Blecher
                                     -----------------------------
                                     Name:  Steven Blecher
                                     Title: Senior Managing Director and
                                            Assistant Secretary

                                 ING (U.S.) FINANCIAL HOLDINGS
                                 CORPORATION

                                 By: /s/ William A. Austin
                                     --------------------------------
                                     Name:  William A. Austin
                                     Title: Secretary

                                 ING BANK N.V.

                                 By: /s/ J.H.J. Houben
                                     ---------------------------------
                                     Name:  J.H.J. Houben
                                     Title:

                                 By: /s/ P.F.M. Van Lierop
                                     -----------------------------
                                     Name:  P.F.M. Van Lierop
                                     Title: Senior Legal Advisor

                                 ING GROEP N.V.

                                 By: /s/ J.H.J. Houben
                                     -------------------------------
                                     Name:  J.H.J. Houben

                                 SAUGATUCK PARTNERS, L.P.

                                 By: ING Baring Furman Selz LLC,
                                     General Partner

                                 By: /s/ Steven Blecher
                                     -------------------------------
                                     Name:  Steven Blecher
                                     Title: Vice Chairman

                                 SAUGATUCK INTERNATIONAL LTD.

                                 By: Furman Selz Management (BVI) Ltd.,
                                     Manager

                                 By: /s/ Steven Blecher
                                     -------------------------------
                                     Name:  Steven Blecher
                                     Title: Director

                                 FURMAN SELZ MANAGEMENT (BVI) LTD.

                                 By: /s/ Steven Blecher
                                     -------------------------------
                                     Name:  Steven Blecher
                                     Title: Director

                                 FAIRWAY CAPITAL PARTNERS, L.P.

                                 By: FSIP LLC, General Partner

                                 By: /s/ Steven Blecher
                                     --------------------------------
                                     Name:  Steven Blecher
                                     Title: Vice President

                                 FSIP LLC

                                 By: /s/ Steven Blecher
                                     --------------------------------
                                     Name:  Steven Blecher
                                     Title: Vice President

                                 FURMAN SELZ CAPITAL
                                 MANAGEMENT LLC

                                 By: /s/ Steven Blecher
                                     ---------------------------
                                     Name:  Steven Blecher
                                     Title: Vice President

                                 ING FURMAN SELZ ASSET
                                 MANAGEMENT LLC

                                 By: /s/ Steven Blecher
                                     ---------------------------
                                     Name:  Steven Blecher
                                     Title: Vice President

                                 /s/ Brian P. Friedman
                                 ---------------------------------
                                     Brian P. Friedman

                                 /s/ James L. Luikart
                                 ----------------------------------
                                     James L. Luikart

                                 /s/ Edmund A. Hajim
                                 ------------------------------
                                     Edmund A. Hajim